UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

VICTORY COMMERCIAL MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	333-228242	37-1865646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Madison Ave. Suite 1002,

New York, NY, 10017

(Address of Principal Executive Offices)

(212)-922-2199

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 8.01 Other Events.

On March 4, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, the Securities and Exchange Commission (“SEC”) issued Order Release No. 34-88318 (the “Order”) granting exemptions to registrants subject to the reporting requirements of the Exchange Act Section 13(a) or 15(d) due to circumstances related to the coronavirus disease 2019 (COVID-19).

Pursuant to the Order, Victory Commercial Management Inc. (the “Company”) states the following:

(1)	The Company is relying on the SEC Order dated March 4, 2020.

Due to circumstances related to COVID-19, the Company is relying on the Order with respect to the Company’s Form 10-K (“Form 10-K”) for the fiscal year ended December 31, 2019. Absent the Order, the Form 10-K is due on March 30, 2020.

(2)	The Company is unable to file the Form 10-K on a timely basis due to travel restriction, quarantines and staffing issues as a result of COVID-19.

The ongoing outbreak of the COVID-19 was first reported on December 31, 2019 in City of Wuhan, Hubei, China and was recognized as a pandemic by the World Health Organization (WHO) on March 11, 2020. Efforts to prevent the virus spreading include travel restrictions, quarantines, curfews, event postponements and cancellations, and facility closures. These include a quarantine of Hubei, curfew measures elsewhere in China, and national travel restrictions. On late March, Chinese Premier Li Keqiang reported that spread of domestically transmitted epidemic has been basically blocked and the outbreak has been controlled in China. As a result, some of the government restrictions and quarantines abovementioned have relaxed in certain areas.

On January 31, 2020, a public health emergency was declared in the United States with travel restrictions placed on entry for travelers from China. On March 13, 2020, a national emergency was further declared in the United States. On March 20, 2020, the governor of New York issued a statewide stay-at-home order to help combat the spread of the COVID-19. New York City has been deemed as the new coronavirus epicenter as it accounts for roughly a third of all the coronavirus cases in the United States. As of late March 2020, more than 5 hundred thousand cases of COVID-19 have been reported in more than 200 countries and territories.

The Company’s headquarters and operations are located in Dalian, Liaoning, China and New York City, New York, U.S. In each operation location, the Company has been following the measurements implemented by the local governments. During the outbreak of COVID-19, the Company is taking pro-active measures to help protect its employees by implementing body-temperature tests and face mask wearing requirement. The Company also implements self-quarantine measures of at least 14 days for its staff and the auditors that have traveled from other regions within or outside China before they are allowed to report to the office. In China, the Company suspended all business in the multi-functional shopping center since January 25, 2020 and resumed its operation on March 5, 2020. However, after reopening of the shopping mall, we have much less shoppers and tenants in the shopping mall due to the continuous concern of COVID-19 and the accounting staff just recently returned to office after the shutdown. In our New York office, the office has been closed since the outbreak in the State of New York as required by local government. All employees are currently required to work from home and unable to perform certain duties that need to conducted onsite.

These actions taken by the Chinese government and the Company have impacted the daily operations of the Company and its ability to complete its financial data by on or before March 30, 2020. As a result, the Company is unable to timely file the Form 10-K by March 30, 2020.

(3)	The Company intends to file the Form 10-K on or before May 14, 2020 as permitted with the additional 45 day relief granted by the SEC.

(4)	The Company’s business operations could be adversely affected by the continued outbreak of COVID-19.

The Company’s business operations could be adversely affected by the effects of a widespread outbreak of contagious disease, including the recent outbreak of respiratory illness caused by a novel coronavirus known as COVID-19 which was first identified in the City of Wuhan, Hubei, China. The Company’s corporate headquarters and operations are located in Dalian, Liaoning, China and New York City, New York, U.S., where any outbreak of contagious diseases and other adverse public health developments could be materially adverse on the Company’s business operations. In response to the highly contagious and sometimes fatal coronavirus inflicting thousands of people in China and the United States, the local government has imposed travel restrictions and quarantines/stay-at-home order to help control the spread of COVID-19.

Since the Company primarily engages in the business of the multi-functional shopping center are located in Dalian, Liaoning, China, the outbreak of COVID-19 has significantly impact on our business operations. In late January 2020, the Dalian government released a stop order on all activities that involved gathering, including a temporary suspension of shopping malls. As a result, all retailors and service providers of our shopping center were shut down until further notice, subject to the containment of the COVID-19. Given that the outbreak has been gradually controlled in China, Company’s Dalian office has resumed business since March 5, 2020. However, our business was and has continued being adversely impacted by the outbreak of COVID-19. We have much less footprints in our shopping mall and less tenants after the reopening due to the concern of the virus.

Our office located in New York city is facing the same situation. If the COVID-19 continues to spread in the United States, the federal and state governments may impose additional measures further restricting travel within and outside of the United States and also impose the regions under mandatory quarantine. Similarly, the continued spread of COVID-19 globally could further adversely impact the Company’s operations and could have an adverse impact on the Company’s business and financial results.

(5)	The reason the Form 10-K cannot be filed timely does not relate to the inability of any person, other than the Company, to furnish any required opinion, report, or certification.

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the audit of the financial statements of the Company and the filing of the Annual Report on Form 10-K, as well as the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenues and the business plans of its management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services utilized by the Company’s customers and such customers’ needs for these services, the ability of the Company to expand what it does for existing customers as well as to add new customers, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as governmental responses to deal with the spread of this illness, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Commercial Management Inc.

Date: March 30, 2020	By:	/s/ Alex Brown
Alex Brown
President, Chief Executive Officer,
Treasurer and Chairman